Exhibit 99.1

Press Release	Source: API Nanotronics Corp.

API Nanotronics Announces Effectiveness of Reverse Stock Split

New Trading Symbol OTC BB: APIA.OB

NEW YORK, NY—(MARKET WIRE)—September 22, 2008—API Nanotronics Corp. (OTCBB: APIA.OB formerly APIO.OB—News) (“API”) (the “Company”), a leading supplier of electronic components, nano-optics and nanotechnology research and development to the defense and communications sectors, today announced that the previously announced one-for-fifteen reverse stock split of the Company’s outstanding common shares and exchangeable shares became effective upon the opening of the Over-the-Counter Bulletin Board market this morning. API’s new common share trading symbol is APIA, replacing APIO, the trading symbol that was used prior to the reverse stock split.

API effected the reverse stock split by filing a charter amendment with the Secretary of State of the State of Delaware for its common shares and articles of amendment pursuant to the Ontario Business Corporation Act for its exchangeable shares. The reverse stock split was previously approved by API’s Board of Directors and by API’s shareholders pursuant to Section 242 of the General Corporation Law of the State of Delaware for its common shares and pursuant to the Ontario Business Corporation Act for its exchangeable shares.

Pursuant to the reverse stock split, each holder of API’s common shares or exchangeable shares on the date of effectiveness of the reverse stock split became entitled to receive one new common share or new exchangeable share, as applicable, for every fifteen old common shares or old exchangeable shares, as applicable, held by such person. API will not issue fractional shares as a result of the reverse stock split. Any fractional shares which might result from the reverse split will be rounded up to the nearest whole share.

Shareholders who hold existing stock certificates will receive instruction from Equity Transfer & Trust Company on how to receive new stock certificates. Shareholders whose certificates are held in “street name” or on deposit with their brokerage firm will need to take no further action. API’s common stock will trade under a new CUSIP number, 03761M203.

About API Nanotronics Corp. (OTC BB:APIA.OB—News)

API Nanotronics Corp., through its wholly owned subsidiaries API Electronics Inc., National Hybrid Inc., Filtran Group, TM Systems, Keytronics and API Nanofabrication Corporation, is engaged in the manufacture of electronic components and systems for the defense and communications industries. API is also developing a leadership position in the R&D and manufacture of nanotechnology and MEMS products. With a growing list of blue chip customers, including Honeywell/Allied Signal, General Dynamics, Lockheed Martin, and numerous other top technology-based firms around the world, API regularly ships products to clients in more than 34 countries. API owns state-of-the-art manufacturing and technology centers in New York, New Jersey and Ontario, Canada and has manufacturing capabilities in China and a distribution center in Britain. API Nanotronics trades on the OTC Bulletin Board under the symbol APIA. For further information, please visit the company website at www.apinanotronics.com

Safe Harbor for Forward-Looking Statements:

Except for statements of historical fact, the information presented herein constitutes forward-looking statements. All forward-looking statements are subject to certain risks, uncertainties and assumptions which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties, which are more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission, include but are not limited to, general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations and changes in consumer and business consumption habits, our ability to protect our intellectual property, our ability to integrate and consolidate our operations, our ability to expand our operations in both new and existing markets, the effect of growth on our infrastructure and the effect of competition in the electronic components, nano-optics and nanotechnology industries. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. All information in this release is as of the date hereof. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Contact:

CONTACT:

Steve Bulwa

Director of Corporate Communications

API Nanotronics Corp.

1-877-API-O-API (274-0274)

Email Contact

Source: API Nanotronics, Corp.